Securities (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Available for Sale Securities, Fair Values
Due within one year	$ 31,817
Due after one year through five years	53,249
Due after five years through ten years	32,565
Due after ten years	2,426
Total Debt Securities	120,057
Maturities without single maturity date	12,526
Equity securities	1,909
Fair Value	$ 134,492	$ 114,276